Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risk and Uncertainties

The Plan provides for investment in various investment securities.  Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility risks.  Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the participants' account balances and the amounts reported in the statements of net assets available for benefits. Volatility in the financial markets may significantly impact the subsequent valuation of the Plan's investments. Accordingly, the valuation of investments at December 31, 2025 may not necessarily be indicative of amounts that could be realized in a current market exchange.